Exhibit 10.9

NOCIMED, INC. AMENDED AND RESTATED

INVESTOR RIGHTS AGREEMENT

THIS AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (the “Agreement”) is made and entered into as of July 27, 2017, by and among NOCIMED, INC., a Delaware corporation (the “Company”) and the investors listed on Exhibit A hereto, referred to hereinafter as the “Investors” and each individually as an “Investor”.

RECITALS

WHEREAS, the Company and certain of the Investors (the “Existing Preferred Holders”) are parties to the Investors’ Rights Agreement dated as of February 18, 2015 (the “Prior Agreement”);

WHEREAS, certain of the Investors (the “Participating Investors”) are purchasing shares of the Company’s Series B-1 Preferred Stock (the “Series B-1 Preferred Stock”), pursuant to that certain Series B-1 Preferred Stock Purchase Agreement (the “Purchase Agreement”) of even date herewith (the “Financing”);

WHEREAS, the obligations in the Purchase Agreement are conditioned upon the execution and delivery of this Agreement, with such action being integral to such Participating Investor’s willingness to participate in the Financing;

WHEREAS, in connection with the consummation of the Financing, the Company and the Investors have agreed to the registration rights, information rights, and other rights as set forth below; and

WHEREAS, the Company, the Key Holders, and the Existing Preferred Holders desire to amend and restate the Prior Agreement in its entirety as set forth herein.

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. GENERAL.

1.1              Definitions. As used in this Agreement the following terms shall have the following respective meanings:

(a)     “Certificate” shall mean the Company’s Amended and Restated Certificate of Incorporation as of the date hereof, as may be amended from time-to-time.

(b)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(c)    “Form S-3” means such form under the Securities Act as in effect on the date hereof or any successor or similar registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

(d)    “Holder” means any person owning of record Registrable Securities that have not been sold to the public or any assignee of record of such Registrable Securities in accordance with Section 2.9 hereof.

(e)    “Initial Offering” means the Company’s first firm commitment underwritten public offering of its Common Stock registered under the Securities Act.

(f)    “Register”, “registered”, and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

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(g)    “Registrable Securities” means (i) Common Stock of the Company issuable or issued upon conversion of the Shares, and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities. Notwithstanding the foregoing, Registrable Securities shall not include any securities (A) sold by a person to the public either pursuant to a registration statement or Rule 144, or (B) sold in a private transaction in which the transferor’s rights under Section 2 of this Agreement are not assigned.

(h)    “Registrable Securities then outstanding” or “Series B Registrable Securities then outstanding” shall be the number of shares of the Company’s Common Stock that are Registrable Securities or Series B Registrable Securities, as applicable, and either (i) are then issued and outstanding, or (ii) are issuable pursuant to then exercisable or convertible securities.

(i)    “Registration Expenses” shall mean all expenses incurred by the Company in complying with Sections 2.2, 2.3 and 2.4 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements of a single special counsel for the Holders, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

(j)     “Restrictive Period” shall mean the date that is three years after the first regulatory clearance issued by the United States Food and Drug Administration of a product or service of the Company.

(k)    “SEC” or “Commission” means the Securities and Exchange Commission.

(l)     “Securities Act” shall mean the Securities Act of 1933, as amended.

(m)  “Selling Expenses” shall mean all underwriting discounts and selling commissions applicable to the sale of any Registrable Securities effected pursuant to this Agreement.

(n)   “Series B Registrable Securities” means (i) Common Stock of the Company issuable or issued upon conversion of the Series B Preferred Stock, (ii) Common Stock of the Company issuable or issued upon conversion of the Series B-1 Preferred Stock and (iii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities. Notwithstanding the foregoing, Series B Registrable Securities shall not include any securities (A) sold by a person to the public either pursuant to a registration statement or Rule 144 or (B) sold in a private transaction in which the transferor’s rights under Section 2 of this Agreement are not assigned.

(o)    “Shares” shall mean the shares of the Company’s Preferred Stock (the “Preferred Stock”) held from time-to-time by the Investors listed on Exhibit A hereto and their permitted assigns.

(p)    “Special Registration Statement” shall mean (i) a registration statement relating to any employee benefit plan, or (ii) with respect to any corporate reorganization or transaction under Rule 145 of the Securities Act, any registration statements related to the issuance or resale of securities issued in such a transaction, or (iii) a registration related to stock issued upon conversion of debt securities.

SECTION 2. REGISTRATION; RESTRICTIONS ON TRANSFER.

2.1 Restrictions on Transfer.

(a)    Each Holder agrees not to make any disposition of all or any portion of the Shares or Registrable Securities unless and until:

(i)     there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

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(ii)    (A) The transferee has agreed in writing to be bound by the terms of this Agreement, (B) such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (C) if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144. After its Initial Offering, the Company will not require any transferee pursuant to Rule 144 to be bound by the terms of this Agreement if the shares so transferred do not remain Registrable Securities hereunder following such transfer.

(b)    Notwithstanding the provisions of subsection (a) above, no such restriction shall apply to a transfer by a Holder that is (i) a partnership transferring to its partners or former partners in accordance with partnership interests, (ii) a corporation transferring to a wholly-owned subsidiary or a parent corporation that owns all of the capital stock of the Holder, (iii) a limited liability company transferring to its members or former members in accordance with their interest in the limited liability company, or (iv) an individual transferring to the Holder’s family member or trust for the benefit of an individual Holder or such Holder’s family member; provided, however, that, in each case, the transferee will agree in writing to be subject to the terms of this Agreement to the same extent as if he were an original Holder hereunder.

(c)    Each certificate representing Shares or Registrable Securities shall be stamped or otherwise imprinted with legends substantially similar to the following (in addition to any legend required under applicable state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN INVESTOR RIGHTS AGREEMENT BY AND BETWEEN THE STOCKHOLDER AND THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.

(d)    The Company shall be obligated to reissue promptly unlegended certificates at the request of any Holder thereof if the Company has completed its Initial Offering and the Holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification and legend, provided, however, that the second legend listed above shall be removed only at such time as the Holder of such certificate is no longer subject to any restrictions hereunder.

(e)     Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

(f)     Each Holder agrees not to transfer any securities of the Company to a competitor or potential competitor of the Company (as determined reasonably and in good faith by the Company’s Board of Directors) without the Company’s prior written consent; provided, however, that (i) a Holder may transfer securities of the Company to a competitor or potential competitor of the Company in connection with a Liquidation Event (as such term is defined in the Certificate) and (ii) a sale, transfer or other disposition of all or substantially all of the business or assets of NuVasive, Inc. (“NuVasive”) or any of its divisions or subsidiaries (a “NuVasive Disposition”) shall not be deemed a transfer of securities of the Company for purposes of this subsection 2.1(f).

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2.2 Demand Registration.

(a)    Subject to the conditions of this Section 2.2, if the Company shall receive a written request from the Holders of at least 66 2/3% of the Series B Registrable Securities (the “Initiating Holders”) that the Company file a registration statement under the Securities Act covering the registration of at least 25% of the Series B Registrable Securities then outstanding, then the Company shall, within thirty days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 2.2, effect, as expeditiously as reasonably possible, the registration under the Securities Act of all Series B Registrable Securities that all Holders request to be registered.

(b)    If the Initiating Holders intend to distribute the Series B Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.2 or any request pursuant to Section 2.4 and the Company shall include such information in the written notice referred to in Section 2.2(a) or Section 2.4(a), as applicable. In such event, the right of any Holder to include its Series B Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Series B Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Holders of a majority of the Series B Registrable Securities held by all Initiating Holders (which underwriter or underwriters shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 2.2 or Section 2.4, if the underwriter advises the Company that marketing factors require a limitation of the number of securities to be underwritten (including Series B Registrable Securities) then the Company shall so advise all Holders of Series B Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Holders of such Series B Registrable Securities on a pro rata basis based on the number of Series B Registrable Securities held by all such Holders (including the Initiating Holders); provided, however, that the number of shares of Series B Registrable Securities to be included in such underwriting and registration shall not be reduced unless all other securities of the Company are first entirely excluded from the underwriting and registration. Any Series B Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

(c)    The Company shall not be required to effect a registration pursuant to this Section 2.2:

(i)     prior to the earlier of (A) the fifth anniversary of the date of this Agreement, or (B) of the expiration of the restrictions on transfer set forth in Section 2.11 following the Initial Offering;

(ii)     after the Company has effected two registrations pursuant to this Section 2.2, and such registrations have been declared or ordered effective;

(iii)   during the period starting with the date of filing of, and ending on the date 180 days following the effective date of the registration statement pertaining to a public offering other than pursuant to a Special Registration Statement (or such longer period as may be determined pursuant to Section 2.11 hereof); provided, however, that the Company makes reasonable good faith efforts to cause such registration statement to become effective;

(iv)    if within thirty days of receipt of a written request from Initiating Holders pursuant to Section 2.2(a), the Company gives notice to the Holders of the Company’s intention to file a registration statement to a public offering other than pursuant to a Special Registration Statement within ninety days;

(v)     if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 2.2 a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than 120 days after receipt of the request of the Initiating Holders; provided, however, that such right to delay a request shall be exercised by the Company not more than twice in any twelve month period;

(vi)             if the Initiating Holders propose to dispose of shares of Series B Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2.4 below; or

(vii)   in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

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2.3   Piggyback Registrations. The Company shall notify all Holders of Registrable Securities in writing at least thirty days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, without limitation, registration statements relating to secondary offerings of securities of the Company, but excluding Special Registration Statements) and will afford each such Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within thirty days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

(a)    Underwriting. If the registration statement of which the Company gives notice under this Section 2.3 is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder to include Registrable Securities in a registration pursuant to this Section 2.3 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Agreement, if the Company determines in good faith, based on consultation with the underwriter, that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to the Holders on a pro rata basis based on the total number of Registrable Securities held by the Holders; and third, to any stockholder of the Company (other than a Holder) on a pro rata basis; provided, however, that no such reduction shall reduce the amount of securities of the selling Holders included in the registration below 30% of the total amount of securities included in such registration, unless such offering is a Qualified IPO (as defined in the Certificate) and such registration does not include shares of any other selling stockholders, in which event any or all of the Registrable Securities of the Holders may be excluded in accordance with the immediately preceding clause. In no event will shares of any other selling stockholder be included in such registration that would reduce the number of shares which may be included by Holders without the written consent of Holders of not less than a majority of the Registrable Securities proposed to be sold in the offering. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder which is a partnership, limited liability company or corporation, the partners, retired partners, members, retired members and stockholders of such Holder, or the estates and family members of any such partners, retired partners, members and retired members and any trusts for the benefit of any of the foregoing person shall be deemed to be a single “Holder,” and any pro rata reduction with respect to such “Holder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “Holder,” as defined in this sentence.

(b)    Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.3 whether or not any Holder has elected to include securities in such registration, and shall promptly notify any Holder that has elected to include shares in such registration of such termination or withdrawal. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.5 hereof.

2.4   Form S-3 Registration. In case the Company shall receive from any Holder or Holders of 25% of the Series B Registrable Securities a written request or requests that the Company effect a registration on Form S-3 (or any successor to Form S-3) or any similar short-form registration statement and any related qualification or compliance with respect to all or a part of the Series B Registrable Securities owned by such Holder or Holders, the Company will:

(a)    promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders of Series B Registrable Securities; and

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(b)    as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holders’ Series B Registrable Securities as are specified in such request, together with all or such portion of the Series B Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within thirty days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.4:

(i)      if Form S-3 is not available for such offering by the Holders;

(ii)    if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Series B Registrable Securities and such other securities (if any) at an aggregate price to the public of less than

$1,000,000;

(iii)   if within thirty days of receipt of a written request from any Holder or Holders pursuant to this Section 2.4, the Company gives notice to such Holder or Holders of the Company’s intention to make a public offering within ninety days, other than pursuant to a Special Registration Statement;

(iv)    if the Company shall furnish to the Holders a certificate signed by the Chairman of the Board of Directors of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 120 days after receipt of the request of the Holder or Holders under this Section 2.4; provided, however, that such right to delay a request shall be exercised by the Company not more than twice in any twelve month period;

(v)     if the Company has, within the twelve month period preceding the date of such request, already effected two registrations on Form S-3 for the Holders pursuant to this Section 2.4; or

(vi)    in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

(c)    Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Series B Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the requests of the Holders. Registrations effected pursuant to this Section 2.4 shall not be counted as demands for registration or registrations effected pursuant to Section 2.2.

2.5   Expenses of Registration. Except as specifically provided herein, all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 2.2, 2.3 or 2.4 herein shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered. The Company shall not, however, be required to pay for expenses of any registration proceeding begun pursuant to Section 2.2 or 2.4, the request of which has been subsequently withdrawn by the Initiating Holders unless (a) the withdrawal is based upon material adverse information concerning the Company of which the Initiating Holders were not aware at the time of such request, or (b) the Holders of a majority of Registrable Securities agree to deem such registration to have been effected as of the date of such withdrawal for purposes of determining whether the Company shall be obligated pursuant to Section 2.2(c) or 2.4(b), as applicable, to undertake any subsequent registration, in which event such right shall be forfeited by all Holders. If the Holders are required to pay the Registration Expenses, such expenses shall be borne by the holders of securities (including Registrable Securities) requesting such registration in proportion to the number of shares for which registration was requested. If the Company is required to pay the Registration Expenses of a withdrawn offering pursuant to clause (a) above, then such registration shall not be deemed to have been effected for purposes of determining whether the Company shall be obligated pursuant to Section 2.2(c) or 2.4(b), as applicable, to undertake any subsequent registration.

2.6   Obligations of the Company. Whenever required to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

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(a)    prepare and file with the SEC a registration statement with respect to such Registrable Securities and use reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to thirty days or, if earlier, until the Holder or Holders have completed the distribution related thereto; provided, however, that, at any time, upon written notice to the participating Holders and for a period not to exceed sixty days thereafter (the “Suspension Period”), the Company may delay the filing or effectiveness of any registration statement or suspend the use or effectiveness of any registration statement (and the Initiating Holders hereby agree not to offer or sell any Registrable Securities pursuant to such registration statement during the Suspension Period) if the Company reasonably believes that there is or may be in existence material nonpublic information or events involving the Company, the failure of which to be disclosed in the prospectus included in the registration statement could result in a Violation (as defined below). In the event that the Company shall exercise its right to delay or suspend the filing or effectiveness of a registration hereunder, the applicable time period during which the registration statement is to remain effective shall be extended by a period of time equal to the duration of the Suspension Period. The Company may extend the Suspension Period for an additional consecutive sixty days with the consent of the holders of a majority of the Registrable Securities registered under the applicable registration statement, which consent shall not be unreasonably withheld. No more than two such Suspension Periods shall occur in any twelve month period. If so directed by the Company, all Holders registering shares under such registration statement shall (i) not offer to sell any Registrable Securities pursuant to the registration statement during the period in which the delay or suspension is in effect after receiving notice of such delay or suspension, and (ii) use their best efforts to deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holders’ possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. Notwithstanding the foregoing, the Company shall not be required to file, cause to become effective or maintain the effectiveness of any registration statement other than a registration statement on Form S-3 that contemplates a distribution of securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act.

(b)   Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in subsection (a) above.

(c)   Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(d)    Use its reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(e)    In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(f)     Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. The Company will use reasonable efforts to amend or supplement such prospectus in order to cause such prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(g)    Use its reasonable efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a letter, dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering addressed to the underwriters.

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2.7 Delay of Registration; Furnishing Information.

(a)    No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

(b)    It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2.2, 2.3 or 2.4 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

(c)    The Company shall have no obligation with respect to any registration requested pursuant to Section 2.2 or Section 2.4 if the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company’s obligation to initiate such registration as specified in Section 2.2 or Section 2.4, whichever is applicable.

2.8   Indemnification. In the event any Registrable Securities are included in a registration statement under Sections 2.2, 2.3 or 2.4:

(a)    To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, members, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”) by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement or incorporated reference therein, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will reimburse each such Holder, partner, member, officer, director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 2.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, member, officer, director, underwriter or controlling person of such Holder.

(b)    To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors, its officers and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder’s partners, directors or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, or partner, director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any of the following statements: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement or incorporated reference therein, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act (collectively, a “Holder Violation”), in each case to the extent (and only to the extent) that such Holder Violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be specifically for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, or partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Holder Violation; provided, however, that the indemnity agreement contained in this Section 2.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided further, that, in no event, shall any indemnity under this Section 2.8 exceed the net proceeds from the offering received by such Holder.

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(c)    Promptly after receipt by an indemnified party under this Section 2.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses thereof to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.8 to the extent, and only to the extent, prejudicial to its ability to defend such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.8.

(d)    If the indemnification provided for in this Section 2.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) or Holder Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that, in no event, shall any contribution by a Holder hereunder exceed the net proceeds from the offering received by such Holder.

(e)   The obligations of the Company and Holders under this Section 2.8 shall survive completion of any offering of Registrable Securities in a registration statement and, with respect to liability arising from an offering to which this Section 2.8 would apply that is covered by a registration filed before termination of this Agreement, such termination. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

2.9   Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned by a Holder to a transferee or assignee of Registrable Securities (for so long as such shares remain Registrable Securities) that (a)    is a subsidiary, parent, general partner, limited partner, retired partner, member or retired member, or stockholder of a Holder that is a corporation, partnership or limited liability company; (b)  is a Holder’s family member or trust for the benefit of an individual Holder; (c) acquires at least 1,000,000 shares of Registrable Securities (as adjusted for stock splits and combinations); (d) is an entity affiliated by common control (or other related entity) with such Holder; or (e) is a transferee or assignee in a NuVasive Disposition; provided, however, (i) the transferor shall, within ten days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assignee and (ii) such transferee shall agree to be subject to all restrictions set forth in this Agreement.

2.10   Limitation on Subsequent Registration Rights. After the date of this Agreement, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder registration rights that are superior to or inconsistent with those granted to the Holders herein without the prior written consent of the Holders holding at least a majority of the Series B Registrable Securities; provided, however, that, subject to the protective provisions set forth in the Certificate, the Company may issue registration rights to future series of preferred stock which are pari passu with those of the Holders set forth herein.

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2.11  “Market Stand-Off” Agreement. Each Holder hereby agrees that, if requested by the underwriters, such Holder shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to any Common Stock (or other securities) of the Company held by such Holder (other than those included in the registration) during the 180-day period following the effective date of the Initial Offering (or such longer period, not to exceed 34 days after the expiration of the 180-day period, as the underwriters or the Company shall request in order to facilitate compliance with NASD Rule 2711 or NYSE Member Rule 472 or any successor or similar rule or regulation); provided, however, that all officers and directors of the Company and holders of at least 1% of the Company’s voting securities are bound by and have entered into similar agreements. The obligations described in this Section 2.11 shall not apply to (a) a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar forms that may be promulgated in the future, (b) transfers to affiliates of such Holders if such affiliates are bound by the same “market stand-off” agreement or (c) purchases made in the open market following completion of the Initial Offering.

2.12  Agreement to Furnish Information. Each Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter that are consistent with the Holder’s obligations under Section 2.11 or that are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, each Holder shall provide, within ten days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in Section 2.11 and this Section 2.12 shall not apply to a Special Registration Statement. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said day period. Each Holder agrees that any transferee of any shares of Registrable Securities shall be bound by Sections 2.11 and 2.12. The underwriters of the Company’s stock are intended third party beneficiaries of Sections 2.11 and 2.12  and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

2.13  Rule 144 Reporting. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

(a)     Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

(b)     File with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

(c)    So long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Securities Act, and of the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company filed with the Commission; and such other reports and documents as a Holder may reasonably request in connection with availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

2.14  Termination of Registration Rights. The right of any Holder to request registration or inclusion of Registrable Securities in any registration pursuant to Section 2.2, Section 2.3, or Section 2.4 hereof shall terminate upon the earlier of: (a) the date seven years following a Qualified IPO that results in the conversion of all outstanding shares of Preferred Stock; or (b) such time as such Holder, as reflected on the Company’s list of stockholders, holds less than 1% of the Company’s outstanding Common Stock (treating all shares of Preferred Stock on an as converted basis) and all Registrable Securities of the Company issuable or issued upon conversion of the Shares held by and issuable to such Holder (and its affiliates) may be sold in one sale transaction pursuant to Rule 144 without any restrictions. Upon such termination, such shares shall cease to be “Registrable Securities” hereunder for all purposes.

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SECTION 3. COVENANTS OF THE COMPANY.

3.1 Basic Financial Information and Reporting.

(a)    The Company will maintain true books and records of account in which full and correct entries will be made of all its business transactions pursuant to a system of accounting established and administered in accordance with generally accepted accounting principles consistently applied and will set aside on its books all such proper accruals and reserves as shall be required under generally accepted accounting principles consistently applied, in each case except as noted therein or disclosed to the recipients thereof.

(b)    As soon as practicable after the end of each fiscal year of the Company, and in any event within ninety days thereafter, the Company will furnish each Investor (with its affiliates) owning at least 10% of the then outstanding Series B Registrable Securities (as adjusted for stock splits and combinations) (a “Major Investor”) a balance sheet of the Company, as at the end of such fiscal year, and a statement of income and a statement of cash flows of the Company, for such year, all prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, in each case except as noted therein or disclosed to the recipients thereof. In the event that the Company’s Board of Directors has determined that it is in the best interests of the Company to engage an independent public accountant, such financial statements shall be accompanied by a report and opinion thereon by independent public accountants of national standing selected by the Company’s Board of Directors.

(c)     To the extent reasonably requested by a Major Investor, Company will furnish such Major Investor, as soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, and in any event within forty-five days thereafter, a balance sheet of the Company as of the end of each such quarterly period, and statement of income and a statement of cash flows of the Company for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles consistently applied, with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made, except as noted therein or disclosed to the recipients thereof. In connection with the delivery of each quarterly statement, the Company will also furnish each Major Investor with an up-to-date capitalization table certified by the Company’s Chief Executive Officer or Chief Financial Officer.

(d)    To the extent requested by a Major Investor, Company will furnish such Major Investor, at least forty-five days prior to the beginning of each fiscal year, an annual budget and operating plans for such fiscal year (and as soon as available, any subsequent written revisions thereto).

(e)   The Company shall timely provide each Major Investor with monthly executive summaries of the Company’s recent and contemplated activities.

3.2    Inspection Rights. Each Major Investor shall have the right, with at least 30 days’ advanced written notice, to visit and inspect any of the properties of the Company or any of its subsidiaries, and to discuss the affairs, finances and accounts of the Company or any of its subsidiaries with its officers, and to review such information as is reasonably requested, all at such reasonable times and as often as may be reasonably requested quarterly.

3.3 Confidentiality of Records.

(a)    Each Investor agrees to use the same degree of care as such Investor uses to protect its own confidential information to keep confidential any information furnished to such Investor pursuant to Section 3.1 and 3.2 hereof that the Company identifies as being confidential or proprietary (so long as such information is not in the public domain), except that such Investor may disclose such proprietary or confidential information (i) to any partner, subsidiary or parent of such Investor as long as such partner, subsidiary or parent is advised of and agrees or has agreed to be bound by the confidentiality provisions of this Section 3.3(a) or comparable restrictions; (ii) at such time as it enters the public domain through no fault of such Investor; (iii) that is communicated to it free of any obligation of confidentiality; (iv) that is developed by Investor or its agents independently of and without reference to any confidential information communicated by the Company; or (v) as required by applicable law; provided, however, to the extent reasonably practicable and permitted, the Company is provided reasonable advance notice as to any such required disclosure and the opportunity to seek and obtain a protective order or otherwise to limit or obtain confidential treatment for such disclosure.

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(b)    Each Investor acknowledges and agrees that the investment in the Company by NuVasive is confidential and shall not be disclosed by such Investor to any third party, except that such Investor may disclose such fact (i) to any partner, subsidiary or parent of such Investor as long as such partner, subsidiary or parent is advised of and agrees or has agreed to be bound by the confidentiality provisions of this Section 3.3(b) or comparable restrictions; (ii) at such time as it enters the public domain through no fault of such Investor; or (iv) as required by applicable law.

3.4 Reservation of Capital Stock.

(a)    The Company will at all times reserve and keep available, solely for issuance and delivery upon the conversion of the Preferred Stock, all Common Stock issuable from time-to-time upon such conversion.

(b)    The Company will at all times reserve and keep available, solely for issuance and delivery upon the payment of dividends pursuant to Article IV, Section D.1 of the Certificate, all Common Stock issuable as dividends on the Preferred Stock.

3.5 Stock Options.

(a)    Unless otherwise approved unanimously by the Company’s Board of Directors or by at least a majority of the Holders of the Registrable Securities, all stock options and other stock equivalents (“Options”) issued after the date of this Agreement to employees, directors, consultants and other service providers shall be subject to vesting as follows: (i) 25% of such stock shall vest at the end of the first year following the earlier of the date of issuance or such person’s services commencement date with the Company (the “Cliff Vesting Date”), and (ii) 75% of such stock shall vest monthly over the three years following the Cliff Vesting Date.

(b)    The Company will cause all Options acquired through the Company’s 2015 Stock Plan (the “Plan”) to be subject to (i) the right of the Company to repurchase any unvested Common Stock at the price paid by the optionee upon termination of the optionee’s employment with the Company, (ii) a right of first refusal in favor of the Company to purchase any vested Common Stock at the price offered by a third party (which right shall terminate upon the Initial Offering), (iii) a restriction against transfers of unvested Common Stock, and (iv) a market stand-off provision no less restrictive than the provision applicable to the Investors.

3.6   Directors and Officer Insurance. The Company will use commercially reasonable efforts to obtain and maintain in full force and effect director and officer liability insurance on terms, and in an amount, that is satisfactory to the Company’s Board of Directors.

3.7   Board Observer Rights. If NuVasive elects not to designate a director on the Company’s Board of Directors (or in any instances in which NuVasive’s designated director reasonably cannot attend a meeting of the Company’s Board of Directors), the Company shall allow one representative designated by NuVasive to attend all meetings of the Company’s Board of Directors (including “executive sessions”) and committee thereof in a nonvoting capacity, and, in connection therewith, the Company shall give such representative copies of all notices, minutes, consents and other materials, financial or otherwise, which the Company provides to its Board of Directors; provided, however, that the Company reserves the right to exclude such representative from access to any material or meeting or portion thereof if the Company believes upon advice of counsel that such exclusion is reasonably necessary to preserve the attorney-client privilege or which relates to transactions or potential transactions between the Company and NuVasive. Any NuVasive representative that attends a meeting of the Company’s Board of Directors (including any “executive session”) pursuant to this Section 3.7 shall be subject to the confidentiality provisions of Section 3.3 hereof for all information discussed at such meeting of the Company’s Board of Directors.

3.8   Proprietary Information and Inventions Agreement. The Company shall require all employees, contractors, advisors and/or consultants to execute and deliver a Proprietary Information and Inventions Agreement substantially in the form attached to the Purchase Agreement. Such Proprietary Information and Inventions Agreement shall contain provisions with respect to confidentiality, corporate ownership of inventions and innovations and non-solicitation.

3.9   Related Party Transactions. The Company shall not authorize or enter into any material transactions (including, without limitation, any employment or consultancy arrangement) with any director, officer or employee, any member of such director’s, officer’s or employee’s immediate family, without first obtaining the approval of a majority of the disinterested members of the Board of Directors (other than in the ordinary course of business, and in any such case, on arm’s length terms).

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3.10   Directors’ Liability and Indemnification. The Certificate and Bylaws shall at all times provide (a) for elimination of the liability of directors to the maximum extent permitted by law, and (b) for indemnification of directors for acts on behalf of the Company to the maximum extent permitted by law.

3.11  Reimbursement of Director Expenses. The Company will promptly reimburse all customary and reasonable documented costs and expenses incurred by members of the Board of Directors of the Company in attending board meetings and board committee meetings.

3.12   Use of Proceeds. The Company will use the proceeds from the Financing only for general corporate purposes focused principally on research and development and commercial activities related to the diagnosis of tissue degeneration and/or pain of the spine and other musculoskeletal disorders.

3.13  Consolidation Limitation. If, at any time (including, without limitation, upon a stock repurchase, down-round financing or other event), NuVasive would own a number of equity securities of the Company representing more than 15% of the outstanding Common Stock of the Company (calculated on a fully diluted basis, including any options or warrants outstanding and all shares reserved for issuance under the Plan) (the “Threshold Amount”), then, in NuVasive’s sole discretion, NuVasive may deliver to the Company the equity securities of the Company held by NuVasive in excess of the Threshold Amount and, in exchange therefor, the Company shall issue NuVasive a ten-year warrant for an amount of equity securities equal to those which were so delivered by NuVasive with a de minimis exercise price and other terms to be determined by NuVasive and the Company.

3.14  Board Meetings. The Company shall cause the Board of Directors of the Company to meet at least quarterly.

3.15  Development Projects. Following the initial closing of the Financing, the Company will reasonably consult with NuVasive regarding ongoing and future research and development projects.

3.16  Termination of Covenants. Unless such covenants expire pursuant to their terms, all covenants of the Company contained in Section 3 of this Agreement (other than the provisions of Section 3.3 and 3.6) shall expire and terminate as to each Investor upon the earlier of (a) the effective date of a Qualified IPO, or (b) upon a Sale Event (as defined in the Certificate).

SECTION 4. RIGHT OF FIRST REFUSAL.

4.1  Subsequent Offerings. Subject to applicable securities laws, each Investor owning Series B Registrable Securities (a “Series B Investor”) shall have a right of first refusal to purchase its pro rata share of all Equity Securities (as defined below) that the Company may, from time-to-time, propose to sell and issue after the date of this Agreement, other than the Equity Securities excluded by Section 4.6 hereof. Each Series B Investor’s pro rata share is equal to the ratio of (a) the number of shares of the Company’s Common Stock (including all shares of Common Stock issuable or issued upon conversion of the Shares or upon the exercise of outstanding warrants or options) of which such Series B Investor is deemed to be a holder immediately prior to the issuance of such Equity Securities to (b) the total number of shares of the Company’s outstanding Common Stock (including all shares of Common Stock issued or issuable upon conversion of the Shares or upon the exercise of any outstanding warrants or options) immediately prior to the issuance of the Equity Securities. The term “Equity Securities” shall mean (i) any Common Stock, Preferred Stock or other equity security of the Company, (ii) any security convertible into or exercisable or exchangeable for, with or without consideration, any Common Stock, Preferred Stock or other equity security (including any option to purchase such a convertible security), (iii) any security carrying any warrant or right to subscribe to or purchase any Common Stock, Preferred Stock or other equity security, or (iv) any such warrant or right.

4.2   Exercise of Rights. If the Company proposes to issue any Equity Securities, it shall give each Series B Investor written notice of its intention, describing the Equity Securities, the price and the terms and conditions upon which the Company proposes to issue the same. Each Series B Investor shall have twenty business days from the giving of such notice to agree to purchase its pro rata share of the Equity Securities for the price and upon the terms and conditions specified in the notice by giving written notice to the Company and stating therein the quantity of Equity Securities to be purchased. Notwithstanding the foregoing, the Company shall not be required to offer or sell such Equity Securities to any Series B Investor who would cause the Company to be in violation of applicable federal securities laws by virtue of such offer or sale.

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4.3   Issuance of Equity Securities to Other Persons. If not all of the Series B Investors elect to purchase their pro rata share of the Equity Securities, then the Company shall promptly notify in writing the Series B Investors who do so elect and shall offer such Series B Investors the right to acquire such unsubscribed shares on a pro rata basis. The Series B Investors shall have five days after receipt of such notice to notify the Company of its election to purchase all or a portion thereof of the unsubscribed shares. The Company shall have ninety days thereafter to sell the Equity Securities in respect of which the Series B Investor’s rights were not exercised, at a price and upon general terms and conditions not materially more favorable to the purchasers thereof than specified in the Company’s notice to the Series B Investors pursuant to Section 4.1 hereof. If the Company has not sold such Equity Securities within ninety days of the notice provided pursuant to this Section 4.3, the Company shall not thereafter issue or sell any Equity Securities, without first offering such securities to the Series B Investors in the manner provided above.

4.4   Termination and Waiver of Rights. The rights established by this Section 4 shall terminate upon the earlier of (a) the effective date of a the Company’s first firm commitment underwritten public offering of its Common Stock registered under the Securities Act in connection with which all Preferred Stock is converted to Common Stock, or (b) a Sale Event.

4.5   Assignment of Rights. The rights of NuVasive and each Series B Investor under this Section 4 may be assigned to the same extent as any transfer of registration rights pursuant to Section 2.9.

4.6   Excluded Securities. The rights of first refusal established by this Section 4 shall have no application to any shares of Series B-1 Preferred Stock issued pursuant to the Purchase Agreement, and shares of Common Stock issued or issuable upon conversion of such shares of Series B-1 Preferred Stock, or any Excluded Issuances (as defined in the Certificate).

SECTION 5. MISCELLANEOUS.

5.1   Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware in all respects as such laws are applied to agreements among Delaware residents entered into and to be performed entirely within Delaware, without reference to conflicts of laws or principles thereof. The parties agree that any action brought by either party under or in relation to this Agreement, including, without limitation, to interpret or enforce any provision of this Agreement, shall be brought in, and each party agrees to and does hereby submit to the jurisdiction and venue of, any state or federal court located in the County of San Diego, California.

5.2  Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors, assigns, heirs, executors, and administrators and shall inure to the benefit of and be enforceable by each person who shall be a Holder of Registrable Securities from time-to-time; provided, however, that, prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends.

5.3  Entire Agreement. This Agreement, the Exhibits and Schedules hereto, the Purchase Agreement and the other documents delivered pursuant thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any oral or written representations, warranties, covenants and agreements except as specifically set forth herein and therein. Each party expressly represents and warrants that it is not relying on any oral or written representations, warranties, covenants or agreements outside of this Agreement.

5.4  Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

5.5 Amendment and Waiver.

(a)    Except as otherwise expressly provided, this Agreement may be amended or modified, and the obligations of the Company and the rights of the Holders under this Agreement may be waived, only upon the written consent of the Company and the holders of at least 66 2/3% of the then-outstanding Series B Registrable Securities.

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(b)    For the purposes of determining the number of Holders or Investors entitled to vote or exercise any rights hereunder, the Company shall be entitled to rely solely on the list of record holders of its stock as maintained by or on behalf of the Company.

5.6   Delays or Omissions. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any party’s part of any breach, default or noncompliance under the Agreement or any waiver on such party’s part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to any party, shall be cumulative and not alternative.

5.7   Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed electronic mail if sent during normal business hours of the recipient; if not, then on the next business day; (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth in the Purchase Agreement or at such other address or electronic mail address as such party may designate by ten days advance written notice to the other parties hereto.

5.8   Attorneys’ Fees. In the event that any suit or action is instituted under or in relation to this Agreement, including, without limitation, to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including, without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

5.9   Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

5.10  Additional Investors. Notwithstanding anything to the contrary contained herein, if the Company shall issue additional shares of Series B-1 Stock pursuant to the Purchase Agreement, any purchaser of such shares of Series B-1 Stock shall become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement and shall be deemed an “Investor,” a “Holder” and a party hereunder.

5.11  Counterparts; Execution. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Electronic (i.e., PDF) signatures shall be as effective as original signatures.

5.12 Aggregation of Stock. All shares of Registrable Securities held or acquired by affiliated entities or persons or persons or entities under common management or control shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

5.13 Pronouns. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as to the identity of the parties hereto may require.

5.14  Termination. This Agreement shall terminate and be of no further force or effect upon the earlier of (a) a Sale Event, or (b) the date seven years following a Qualified IPO.

5.15  Amendment of Prior Agreement. The Prior Agreement is hereby amended and superseded in its entirety and restated herein. Such amendment and restatement is effective upon the execution of this Agreement by the Company and the parties required for an amendment pursuant to Section 5.5 of the Prior Agreement. Upon such execution, all provisions of, rights granted and covenants made in the Prior Agreement are hereby waived, released and superseded in their entirety by the provisions hereof and shall have no further force or effect, including, without limitation, all rights of first refusal and any notice period associated therewith otherwise applicable to the transactions contemplated by the Purchase Agreement.

[THIS SPACE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:	INVESTOR:

NOCIMED, INC.	NuVASIVE, INC.

By: /s/ James C. Peacock III	By:
Name: James C. Peacock III	Name: Greg Lucier
Title: Chief Executive Officer	Title: Chief Executive Officer

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:	INVESTOR:

NOCIMED, INC.	NuVASIVE, INC.

By:	By: /s/ Greg Lucier
Name: James C. Peacock III	Name: Greg Lucier
Title: Chief Executive Officer	Title: Chief Executive Officer

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

By: /s/ John Patrick Claude
Name: John Patrick Claude

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

WESEMANN FAMILY TRUST 2000

/s/ William Wesemann
Signature

Name: William Wesemann
Title: Director

Address:
_________________________
_________________________
Email: ____________________

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

WILLIAM WESEMANN

/s/ William Wesemann

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

By: /s/ Clark Gunderson
Name: Clark Gunderson

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

CHRIS WAKEMAN

/s/ Chris Wakeman

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

SC CAPITAL I LLC

/s/ David K. Neal
Signature

David K. Neal
Signatory Name

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

By: /s/ Richard Grant
Name: Richard Grant

INVESTOR:

GRANT FAMILY, LLC

/s/ Richard Grant
Signature

Name: Richard Grant
Title: Member

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of 12th day of March 2018.

INVESTOR:

By: /s/ Richard L. Martinez

Name: Richard L. Martinez

If signing on behalf an an entity:

INVESTOR:

Entity Name

Signature

Signatory Name

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

10

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of 28th day of March 2018.

INVESTOR:

By:

Name: _______________________

If signing on behalf an an entity:

INVESTOR:

Akbarnia Consulting, Inc. Profit Sharing Plan
Entity Name

/s/ Behrooz A. Akbarnia
Signature

Behrooz A. Akbarnia
Signatory Name

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the 27th day of November 2018.

INVESTOR:

Rivelli Family Trust Dated May 30, 1986

By: /s/ Patrick A. Rivelli
Name: Patrick Rivelli Sr.
Title: Trustee

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the 16th day of November 2018.

INVESTOR:

JULIAN J. CLARK JR.

/s/ Julian J. Clark Jr.
(Signature)

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

INVESTOR:

Pensco Trust Company Custodian FBO Clark A. Gunderson IRA

By: /s/ Clark Gunderson
Name: Clark Gunderson

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the 1st day of March, 2019.

INVESTOR:

By: /s/ Brian Scott
Name: Brian Scott

By: /s/ Adriana Palomino
Name: Adriana Palomino

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the 1st day of March, 2019.

INVESTOR:

By:

Name: _______________________

If signing on behalf an an entity:

INVESTOR:

John Howard Stebbins Revocable Trust
Entity Name

/s/ John Stebbins
Signature

Signatory Name

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the 28th day of August 2018.

INVESTOR:

PENSCO TRUST COMPANY CUSTODIAN FBO LEROY B. LANUTI IRA

By: /s/ Leroy B. Lanuti
Name: Leroy B. Lanuti
Title: Trustee

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of March 1st 2019.

INVESTOR:

By:

Name: _______________________

If signing on behalf an an entity:

INVESTOR:

Michael L Roberts and Cheryl Walker Roberts Family
Entity Name

/s/ Michael Roberts
Signature

Michael Roberts
Signatory Name

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the 1st day of March 2019.

INVESTOR:

By:

Name: _______________________

If signing on behalf an an entity:

INVESTOR:

Phillips Family Living Trust
Entity Name

/s/ Jay Phillips
Signature

Jay Phillips
Signatory Name

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the 1st day of March 2019.

INVESTOR:

By: /s/ Rohit Tripathi

Name: _______________________

If signing on behalf an an entity:

INVESTOR:

Entity Name

Signature

Signatory Name

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the 1st day of March 2019.

INVESTOR:

By:

Name: _______________________

If signing on behalf an an entity:

INVESTOR:

Stone Capital LLC
Entity Name

/s/ James M. Bee
Signature

Signatory Name

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the 1st day of March 2019.

INVESTOR:

BAKER AND EASTLACK FUND I, LP

By: /s/ Kenneth D. Baker MD
Name: Kenneth D. Baker MD

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the 1st day of March 2019.

INVESTOR:

By: /s/ Avi Sharma

Name: _______________________

If signing on behalf an an entity:

INVESTOR:

Entity Name

Signature

Signatory Name

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of 2/13/2019..

INVESTOR:

By: /s/ Camille Gunderson & Brian Jackson

Name: _______________________

If signing on behalf an an entity:

INVESTOR:

Entity Name

Signature

Signatory Name

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of February 28, 2019.

INVESTOR:

By:

Name: _______________________

If signing on behalf an an entity:

INVESTOR:

MFG SPINE, LLC
Entity Name

/s/ Matthew F. Gornet
Signature

Matthew F. Gornet
Signatory Name

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the 1st day of July 2019.

INVESTOR:

William G. Wesemann, Trustee of William G. Wesemann dated August 9, 2018

/s/ William G. Wesemann
(Signature)

Name: William G. Wesemann
Title: Trustee

SIGNATURE PAGE TO AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

EXHIBIT A

SCHEDULE OF INVESTORS

1. NuVasive, Inc.

2. Peacock III, James C.

3. Lotz, Jeffrey PhD

4. Bradford, M.D., David S.

5. David S. Bradford Revocable Trust

6. William G. Wesemann Trust dated August 9, 2018

7. Wesemann, William

8. Grant Family, LLC

9. Grant, Richard

10. RRG #1 Family Limited Partnership

11. MFG Spine, LLC

12. The Gould Family 1994 Trust

13. Menlo Management Co. Profit Sharing Plan FBO Robert C. Gould

14. Gornet, MD, Matthew F.

15. Erik T. Engelson Trust UDT dated March 29, 2000

16. Gilbert, Gregory B.

17. Foster, Julie

18. Baker, MD, Ray M.

19. The Harnden Family Trust dated 04/29/2004

20. Lee, Lydia

21. Linovitz Family Trust of 1993

22. Martinez, Rick

23. RCR Family Partners, Ltd.

24. Patel, MD, Alpesh

25. PAN #1 Family Limited Partnership

26. Schranck, John B. and Francine W.

27. Silbertash, Ltd

28. Yeung Family Trust

29. Yeung, MD, Anthony

30. Wahba Investment Group, A Partnership

31. Wahba, Ray

32. Yuan, M.D., Hansen A.

33. Yuan, Hansen A., Irrevocable Trust, Monique R Yuan, or her successor in Trust, Under the Hanson A Yuan Irrevocable Grantor Trust dated May 21, 2004

34. Zucherman, James F.

35. James F. Zucherman, as Trustee UTD 11/8/12 by James F. Zucherman, MD

36. Hwang, Raymond

37. Kezemy, Douglas R.

38. Lai, Jeffrey R.

39. Pensco Trust Company Custodian FBO Clark A. Gunderson IRA

40. Robert G. Jones

41. Arnold Family Trust dated 10/20/2010

42. Michael L. Roberts and Cheryl Walker Roberts Family Trust

43. Whittier Ventures, LLC

44. Friedman Bioventure Fund I,LP

45. SC Capital LLC

46. Sarah K. Chu Living Trust

47. Peter Cohn, as trustee or the successor trustee or trustees U/A/D June 29, 1995, as amended, creating the Peter Cohn Revocable Trust

48. Foundry Square Investors – XVIII LLC

49. Pensco Trust Company Custodian FBO Leroy B. Lanuti

50. Genopraxis, LLC

51. Akbarnia Consulting Inc. Profit Sharing Plan

52. Julian J. Clark, Jr.

53. Rivelli Family Trust Dated May 30, 1986

54. Richard L. Martinez

55. Baker and Eastlack Fund I, L.P.

56. Stone Capital LLC

57. Camille Gunderson and Brian Jackson

58. Brian Scott and Adriana Palomino

59. Phillips Family Living Trust

60. John Howard Stebbins Revocable Trust

61. Avyaya Sharma

62. Rohit Tripathi